EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of V-GPO, INC. (the "Company") on Form 10-KSB for the period ending DECEMBER 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, SAMUEL A. GRECO, President and Chief Operating Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

-------------------------------------
Samuel A. Greco
President and Chief Operating Officer
March 30, 2004